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                                                                   Exhibit 2 (c)

                  SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT

         This SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT (the "Second Amendment") is dated this 15th day of September, 2000 by and among COMPREHENSIVE DIAGNOSTIC IMAGING, INC., a Delaware corporation (the "Purchaser"), COMPREHENSIVE MEDICAL IMAGING, INC., a Delaware corporation ("CMI"), US DIAGNOSTIC INC., a Delaware corporation ("USD"), and each seller named on EXHIBIT A attached to the Agreement as defined below (each a "Seller" and collectively, the "Sellers").

                                    RECITALS

         WHEREAS, CMI, Purchaser, USD, and Sellers entered into an Asset Purchase Agreement ("Agreement") dated July 25, 2000 for the purchase of substantially all of the assets of the imaging centers listed on Exhibit A to the Agreement; and

         WHEREAS, on August 31, 2000, the parties hereto executed and delivered the First Amendment to Asset Purchase Agreement which related to the consummation of the sale of the Florida Centers (as defined in such First Amendment); and

         WHEREAS, the parties desire to amend the Agreement as set forth in this Second Amendment;

         NOW, THEREFORE, the parties hereto hereby agree that the Agreement be amended as follows:

                                    AMENDMENT

         1. The Termination Date (defined in Section 4.1 of the Agreement) is hereby extended to September 29, 2000.

         2. All other provisions of the Agreement shall remain in full force and effect.

            [The remainder of this page is intentionally left blank.
                          The signature page follows.]




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                  IN WITNESS WHEREOF, the parties hereto have duly executed this
Second Amendment, all as of the day and year first above written.

                                PURCHASER:



                                COMPREHENSIVE DIAGNOSTIC IMAGING,
                                INC.



                                By: /s/ David L. Ward
                                    --------------------------------------------
                                    David L. Ward
                                    President and Chief Executive Officer


                                By: /s/ Rochelle J. Martel
                                    --------------------------------------------
                                    Rochelle J. Martel
                                    Chief Financial Officer



                                COMPREHENSIVE MEDICAL IMAGING, INC.


                                By: /s/ David L. Ward
                                    --------------------------------------------
                                    David L. Ward
                                    President and Chief Executive Officer



                                By: /s/ Rochelle J. Martel
                                    --------------------------------------------
                                    Rochelle J. Martel
                                    Chief Financial Officer



                                USD:

                                U S DIAGNOSTIC INC.



                                By: /s/ Paul A. Shaw
                                    --------------------------------------------
                                    Paul Andrew Shaw
                                    Vice President and Chief Financial Officer



                                By: /s/ Leon Maraist
                                    --------------------------------------------
                                    Leon Maraist
                                    Chief Operating Officer







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                                SELLERS:

                                AH IMAGING CENTER, INC.



                                By: /s/ Paul A. Shaw
                                    --------------------------------------------
                                    Paul Andrew Shaw
                                    Vice President and Chief Financial Officer



                                By: /s/ Leon Maraist
                                    --------------------------------------------
                                    Leon Maraist
                                    Chief Operating Officer



                                FREMONT IMAGING CENTER, INC.



                                By: /s/ Paul A. Shaw
                                    --------------------------------------------
                                    Paul Andrew Shaw
                                    Vice President and Chief Financial Officer



                                By: /s/ Leon Maraist
                                    --------------------------------------------
                                    Leon Maraist
                                    Chief Operating Officer



                                MEDITEK-BROWARD, INC.



                                By: /s/ Paul A. Shaw
                                    --------------------------------------------
                                    Paul Andrew Shaw
                                    Vice President and Chief Financial Officer



                                By: /s/ Leon Maraist
                                    --------------------------------------------
                                    Leon Maraist
                                    Chief Operating Officer








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                                MEDITEK PALM BEACH GARDENS, INC.



                                By: /s/ Paul A. Shaw
                                    --------------------------------------------
                                    Paul Andrew Shaw
                                    Vice President and Chief Financial Officer



                                By: /s/ Leon Maraist
                                    --------------------------------------------
                                    Leon Maraist
                                    Chief Operating Officer



                                MICA CAL III, INC.



                                By: /s/ Paul A. Shaw
                                    --------------------------------------------
                                    Paul Andrew Shaw
                                    Vice President and Chief Financial Officer



                                By: /s/ Leon Maraist
                                    --------------------------------------------
                                    Leon Maraist
                                    Chief Operating Officer

                                MICA CAL IV INC.



                                By: /s/ Paul A. Shaw
                                    --------------------------------------------
                                    Paul Andrew Shaw
                                    Vice President and Chief Financial Officer



                                By: /s/ Leon Maraist
                                    --------------------------------------------
                                    Leon Maraist
                                    Chief Operating Officer



                                MODESTO IMAGING CENTER, INC.



                                By: /s/ Paul A. Shaw
                                    --------------------------------------------
                                    Paul Andrew Shaw
                                    Vice President and Chief Financial Officer



                                By: /s/ Leon Maraist
                                    --------------------------------------------
                                    Leon Maraist
                                    Chief Operating Officer






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                                ORANGE PARK DIAGNOSTIC CENTER INC.



                                By: /s/ Paul A. Shaw
                                    --------------------------------------------
                                    Paul Andrew Shaw
                                    Vice President and Chief Financial Officer



                                By: /s/ Leon Maraist
                                    --------------------------------------------
                                    Leon Maraist
                                    Chief Operating Officer



                                SALISBURY IMAGING INC.



                                By: /s/ Paul A. Shaw
                                    --------------------------------------------
                                    Paul Andrew Shaw
                                    Vice President and Chief Financial Officer



                                By: /s/ Leon Maraist
                                    --------------------------------------------
                                    Leon Maraist
                                    Chief Operating Officer



                                SAN FRANCISCO MAGNETIC RESONANCE
                                CENTER INC.



                                By: /s/ Paul A. Shaw
                                    --------------------------------------------
                                    Paul Andrew Shaw
                                    Vice President and Chief Financial Officer



                                By: /s/ Leon Maraist
                                    --------------------------------------------
                                    Leon Maraist
                                    Chief Operating Officer






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                                WESTLAKE DIAGNOSTIC CENTER, INC.



                                By: /s/ Paul A. Shaw
                                    --------------------------------------------
                                    Paul Andrew Shaw
                                    Vice President and Chief Financial Officer



                                By: /s/ Leon Maraist
                                    --------------------------------------------
                                    Leon Maraist
                                    Chief Operating Officer






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